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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) December 5, 2000
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                           ML Asset Backed Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            333-45336                                13-3891329
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    (Commission File Number)            (I.R.S. Employer Identification No.)


 250 Vesey Street, World Financial Center,
   North Tower - 10th Floor, New York, NY             10281-1310
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  (Address of Principal Executive Offices)            (Zip Code)


                                 (212) 449-0336
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              (Registrant's Telephone Number, Including Area Code)


                                    No Change
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          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5. OTHER EVENTS.

        In connection with the offering of PeopleFirst.com Vehicle Receivables Owner Trust 2000-2, Asset-Backed Notes, Series 2000-2 described in a Prospectus Supplement dated December 5, 2000 (the "Prospectus Supplement"), attached hereto as Exhibit 23.1 is a copy of the consent of PricewaterhouseCoopers LLP as to (i) the incorporation by reference in the Prospectus Supplement of its report on its audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the periods ended December 31, 1999 and (ii) the use of the name of Pricewaterhouse Coopers LLP in the Prospectus Supplement.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.


EXHIBIT
  NO.               DOCUMENT DESCRIPTION
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Exhibit 23.1        Consent of PricewaterhouseCoopers L.L.P. regarding financial statements of Financial Security Assurance Inc., its report and the use of its name in the Prospectus Supplement








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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        ML ASSET BACKED CORPORATION
                                                (Registrant)




Dated: December 7, 2000                By: /s/ Michael M. McGovern
                                            ----------------------------
                                        Name:  Michael M. McGovern
                                        Title: Secretary